[Logo] M F S(R)
INVESTMENT MANAGEMENT                                         ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1999



                               [graphic omitted]



                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) HIGH
                              INCOME SERIES

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST\S/\M/
TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                SHAREHOLDER SERVICE CENTER
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
Bernard A. Scozzafava*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* Affiliated with the Investment Adviser
+ Independent Trustee

--------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                      NO BANK GUARANTEE
--------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

    January 15, 2000

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 1999, the Series provided a total return of 6.44%, which compares to a return of 2.74% for the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt, and to 4.75% for the Lipper High Yield Bond Index. The Lipper Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

While many companies issuing high-yield bonds benefited from improved operating results in 1999, the market's overall performance for the year was lackluster. Heavy new issuance of high-yield bonds and a rise in the default rate exerted downward pressure on the prices of existing bonds. The increase in credit problems was largely due to the effects that soft oil prices and Medicare reform had on companies in the energy and health care industries, respectively.

While performance for most of the year was indeed lackluster the high-yield bond market finished on a strong note as more investors began to appreciate the attractive spreads available in this segment of the marketplace.

Compared to its benchmarks, the Series performed relatively well this year. Our team held firm to the belief that avoiding mistakes is just as important as picking the best investments. That's why MFS Original Research(R) and depth of professional experience remained so critical to the Series' relative success.

Our time-tested experience in the high-yield bond arena was also critical to our ability to steer clear of trouble spots and avoid bankruptcies in various sectors of the economy. Years of observing the dynamics in energy and health care, for example, enabled us to anticipate as well as avoid the problems that ultimately plagued these industries.

The Series' performance benefited from an increased overweighting in the telecommunications (telecom) sector, which remains one of the best-performing sectors in the high-yield market. Deregulation, both here in the United States and in Europe, has contributed to the exceptional growth in new telecommunication networks, many of which have been financed with high-yield bonds. We continue to favor facility-based operators that are experiencing strong customer demand, in part due to the explosion of Internet traffic. The telecom sector has benefited from consolidation as well as equity investments from outside the industry. We invested in the debt of such telecom companies as Metronet Communications Corp. and Nextel Communications, Inc. Metronet Communications Corp., a competitive local exchange company (CLEC) in Canada, saw its bonds appreciate after announcing its merger with AT&T of Canada, an investment-grade company with better financial resources. Our position in Nextel Communications rose in value after Microsoft announced its $600 million investment in the company.

Our second-largest exposure was in media, a highly defensive industry. Core holdings included cable television such as Charter Communications Holdings, one of the fastest growing companies in the field. Controlled by Paul Allen, the co-founder of Microsoft, Charter's valuation has risen following the increased utilization of cable networks as a means of accessing the Internet.

Given the optimistic outlook for continued growing corporate earnings in 2000 as well as the higher yield levels available in the market today, we believe that high-yield bonds remain an attractive asset class.

     Respectfully,

 /s/ Bernard A. Scozzafava

     Bernard A. Scozzafava
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard A. Scozzafava is Senior Vice President of MFS Investment Management(R). He is portfolio manager of the High Yield Series offered through MFS(R)/Sun Life annuity products and MFS(R) High Income Series (part of MFS(R) Variable Insurance Trust(SM)).

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York. Mr. Scozzafava is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of investment operations: July 26, 1995

Size: $58.6 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1999. Index information is from August 1, 1995.)

                MFS               Lipper        Lehman Brothers
             High Income         High Yield       High Yield
               Series            Bond Index       Bond Index
---------------------------------------------------------------
 8/95          $10,000            $10,000          $10,000
12/95           10,525             10,418           10,363
12/96           11,767             11,770           11,770
12/97           13,370             13,321           13,265
12/98           13,346             13,311           13,434
12/99           14,206             13,944           13,802

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                         1 Year         3 Years         Life*
-------------------------------------------------------------------------------
Cumulative Total Return                  +6.44%         +20.72%       +42.06%
-------------------------------------------------------------------------------
Average Annual Total Return              +6.44%         + 6.48%       + 8.24%
-------------------------------------------------------------------------------

COMPARATIVE INDICES
                                         1 Year         3 Years         Life*
-------------------------------------------------------------------------------
Lipper High Yield Bond Index#            +4.75%         + 5.81%       + 7.82%
-------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index#   +2.74%         + 5.45%       + 7.57%
-------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, July
 26, 1995, through December 31, 1999. Index information is from August 1, 1995. #Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in lower-rated securities may provide greater returns, but they are also associated with greater than average risk. These risks may increase share price volatility. Please see a prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 1999

Bonds - 91.0%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
U.S. Bonds - 78.4%
  Aerospace - 2.9%
    Airplane Pass-Through Trust, 10.875s, 2019+                        $     75       $    64,921
    Argo Tech Corp., 8.625s, 2007                                           230           202,425
    BE Aerospace, Inc., 9.875s, 2006                                        170           163,200
    BE Aerospace, Inc., 8s, 2008                                             90            77,625
    K & F Industries, Inc., 9.25s, 2007                                     350           336,000
    L-3 Communications Corp., 10.375s, 2007                                 400           413,500
    MOOG, Inc., 10s, 2006                                                   355           360,325
    United Defense Industries, Inc., 8.75s, 2007                            100            95,250
                                                                                      -----------
                                                                                      $ 1,713,246
-------------------------------------------------------------------------------------------------
  Building Materials - 4.9%
    AAF-McQuay, Inc., 8.875s, 2003                                      $   125       $   105,938
    American Standard, Inc., 7.375s, 2008                                   475           440,562
    Building Materials Corp., 8.625s, 2006                                  650           615,875
    Formica Corp., 10.875s, 2009                                            375           345,000
    MMI Products, Inc., 11.25s, 2007                                        125           128,750
    Nortek, Inc., 9.875s, 2004                                              225           221,625
    Nortek, Inc., 9.25s, 2007                                               370           361,675
    Schuff Steel Co., 10.5s, 2008                                            85            69,488
    Williams Scotsman, Inc., 9.875s, 2007                                   625           604,687
                                                                                      -----------
                                                                                      $ 2,893,600
-------------------------------------------------------------------------------------------------
  Business Services - 1.7%
    Anacomp, Inc., 10.875s, 2004                                        $   370       $   369,075
    Iron Mountain, Inc., 10.125s, 2006                                      300           306,000
    Iron Mountain, Inc., 8.75s, 2009                                        125           120,000
    Pierce Leahy Corp., 11.125s, 2006                                        49            52,308
    Pierce Leahy Corp., 9.125s, 2007                                        125           123,125
                                                                                      -----------
                                                                                      $   970,508
-------------------------------------------------------------------------------------------------
  Chemicals - 2.1%
    Huntsman ICI Chemicals, Inc., 10.125s, 2009##                       $   375       $   386,250
    Lyondell Chemical Co., 9.625s, 2007                                     125           127,813
    Lyondell Chemical Co., 9.875s, 2007                                     350           358,750
    Sterling Chemicals, Inc., 11.75s, 2006                                  150           112,500
    Sterling Chemicals, Inc., 12.375s, 2006                                  55            56,650
    Sterling Chemicals, Inc., 11.25s, 2007                                  235           169,200
                                                                                      -----------
                                                                                      $ 1,211,163
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.3%
    General Binding Corp., 9.375s, 2008                                 $   100       $    44,750
    Kindercare Learning Centers, Inc., 9.5s, 2009                           280           269,500
    Polymer Group, Inc., 9s, 2007                                           375           366,562
    Remington Products Co. LLC, 11s, 2006                                    75            57,750
    Revlon Consumer Products Corp., 8.125s, 2006                            200           145,000
    Samsonite Corp., 10.75s, 2008                                           440           371,800
    Sealy Mattress Co., 9.875s, 2007                                        275           275,688
    Simmons Co., 10.25s, 2009                                               175           165,594
    Synthetic Industries, Inc., 13s, 2000                                   245           241,325
                                                                                      -----------
                                                                                      $ 1,937,969
-------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 6.5%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                   $   350       $   355,250
    Atlantis Plastics, Inc., 11s, 2003                                       90            90,900
    Ball Corp., 8.25s, 2008                                                 275           266,063
    Buckeye Cellulose Corp., 8.5s, 2005                                     190           184,775
    Buckeye Cellulose Corp., 9.25s, 2008                                     35            35,350
    Buckeye Technologies, Inc., 8s, 2010                                    100            92,750
    Gaylord Container Corp., 9.75s, 2007                                    275           258,500
    Gaylord Container Corp., 9.875s, 2008                                   550           473,000
    Graham Packaging/GPC Capital Co., 8.75s, 2008                            50            48,000
    Packaging Corp. of America, 9.625s, 2009                                325           332,312
    Riverwood International Corp., 10.25s, 2006                             575           583,625
    Riverwood International Corp., 10.875s, 2008                             20            19,600
    Silgan Holdings, Inc., 9s, 2009                                         400           384,000
    Speciality Paperboard, Inc., 9.375s, 2006                               125           126,250
    U.S. Can Corp., 10.125s, 2006                                           345           352,762
    U.S. Timberlands, 9.625s, 2007                                          240           222,600
                                                                                      -----------
                                                                                      $ 3,825,737
-------------------------------------------------------------------------------------------------
  Energy - 4.2%
    Cheasapeake Energy Corp., 9.625s, 2005                              $   480       $   456,000
    Clark Refining & Marketing, Inc., 8.625s, 2008                          160           105,200
    Clark USA, Inc., 10.875s, 2005                                          315           141,750
    Continental Resources, Inc., 10.25s, 2008                               200           176,000
    Forest Oil Corp., 10.5s, 2006                                           275           277,750
    HS Resources, Inc., 9.25s, 2006                                         275           272,937
    Ocean Energy, Inc., 8.875s, 2007                                        310           307,675
    P&L Coal Holdings Corp., 9.625s, 2008                                   600           583,500
    Pool Energy Services Co., 8.625s, 2008                                  125           125,938
    Pride International, Inc., 10s, 2009                                     30            30,825
                                                                                      -----------
                                                                                      $ 2,477,575
-------------------------------------------------------------------------------------------------
  Entertainment - 0.3%
    AMC Entertainment, Inc., 9.5s, 2009                                 $   175       $   154,437
    American Skiing Co., 12s, 2006                                           25            22,563
                                                                                      -----------
                                                                                      $   177,000
-------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Willis Corroon Corp., 9s, 2009                                      $   350       $   291,375
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.2%
    Vlasic Foods International, Inc., 10.25s, 2009                      $   150       $   142,875
-------------------------------------------------------------------------------------------------
  Gaming and Hotels - 5.7%
    Aztar Corp., 8.875s, 2007                                           $   375       $   360,000
    Boyd Gaming Corp., 9.5s, 2007                                           675           668,250
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                555           532,800
    Eldorado Resorts LLC, 10.5s, 2006                                       100           102,000
    Hollywood Park, Inc., 9.25s, 2007                                       325           321,750
    Isle of Capri Casinos, Inc., 8.75s, 2009                                375           347,812
    Park Place Entertainment Corp., 7.875s, 2005                            625           596,875
    Prime Hospitality Corp., 9.75s, 2007                                    150           145,125
    Santa Fe Hotel, Inc., 11s, 2000                                          65            63,700
    Station Casinos, Inc., 8.875s, 2008                                     225           216,000
                                                                                      -----------
                                                                                      $ 3,354,312
-------------------------------------------------------------------------------------------------
  Industrial - 5.6%
    Allied Waste North America, Inc., 10s, 2009##                       $   100       $    89,250
    Blount, Inc., 13s, 2009##                                               250           263,750
    Columbus Mckinnon Corp., 8.5s, 2008                                     315           279,562
    Day International Group, Inc., 11.125s, 2005                             50            51,250
    Dura Operating Corp., 9s, 2009                                          150           141,000
    Fairfield Manufacturing, Inc., 9.625s, 2008                             125           118,125
    Hayes Wheels International, Inc., 11s, 2006                             310           325,500
    Haynes International, Inc., 11.625s, 2004                               300           249,000
    IMO Industries, Inc., 11.75s, 2006                                      200           213,500
    International Knife & Saw, Inc., 11.375s, 2006                          100            76,625
    Johnstown America Industries, 11.75s, 2005                              150           152,250
    Motors & Gears, Inc., 10.75s, 2006                                      265           263,013
    Newcor, Inc., 9.875s, 2008                                              350           182,000
    Numatics, Inc., 9.625s, 2008                                            100            74,750
    Oxford Automotive, Inc., 10.125s, 2007                                  165           152,625
    Simonds Industries, Inc., 10.25s, 2008                                  225           180,000
    Talon Automotive Group, Inc., 9.625s, 2008                               50            31,125
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008                    625           285,937
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                    150           128,813
                                                                                      -----------
                                                                                      $ 3,258,075
-------------------------------------------------------------------------------------------------
  Media - 13.9%
    Acme Television LLC, 0s to 2000, 10.875s to 2004                    $   265       $   238,831
    Adelphia Communications Corp., 8.375s, 2008                             525           488,250
    Allbritton Communications Co., 9.75s, 2007                              160           160,000
    Avalon Cable Michigan, Inc., 9.375s, 2008                               325           328,250
    Bresnan Communications Group, 8s, 2009                                  270           269,663
    Bresnan Communications Group, 0s to 2004, 9.25s to 2009                 100            69,000
    Chancellor Media Corp., 8.75s, 2007                                     200           204,000
    Chancellor Media Corp., 8s, 2008                                        250           250,000
    Charter Communications Holdings, 8.25s, 2007                            575           534,750
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011              325           199,063
    Classic Cable, Inc., 9.875s, 2008                                       300           297,000
    CSC Holdings, Inc., 8.125s, 2009                                        330           324,218
    Cumulus Media, Inc., 10.375s, 2008                                      215           224,675
    Echostar DBS Corp., 9.375s, 2009                                        325           325,813
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                            200           203,500
    Frontiervision Operating Partnership LP, 11s, 2006                      250           265,000
    Golden Books Publishing, Inc., 7.65s, 2002 **                            75            32,250
    Granite Broadcasting Corp., 10.375s, 2005                               200           203,500
    Granite Broadcasting Corp., 8.875s, 2008                                150           143,250
    Hollinger International Publishing, Inc., 9.25s, 2007                   400           394,000
    Insight Midwest, 9.75s, 2009##                                          400           410,000
    Lenfest Communications, Inc., 10.5s, 2006                               515           566,500
    Liberty Group Operating, Inc., 9.375s, 2008                             180           156,600
    LIN Holdings Corp., 0s to 2003, 10s to 2008                             425           284,750
    Marvel Holdings, Inc., 0s, 1998**(+)                                    185                 0
    NTL Communications Corp., 0s to 2003, 12.375s to 2008                   375           262,500
    NTL Communications Corp., 0s to 2004, 9.75s to 2009        GBP          250           230,023
    NTL, Inc., 0s to 2003, 9.75s to 2008                                $   300           208,875
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                     405           240,975
    United International Holdings, Inc., 0s to 2003, 10.75s to 2008         785           496,512
    World Color Press, Inc., 7.75s, 2009                                    135           126,669
                                                                                      -----------
                                                                                      $ 8,138,417
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.1%
    Alaris Medical, Inc., 0s to 2003, 11.125s to 2008                   $   175       $    71,750
    Prime Medical Services, Inc., 8.75s, 2008                               325           292,500
    Tenet Healthcare Corp., 8s, 2005                                        275           265,375
                                                                                      -----------
                                                                                      $   629,625
-------------------------------------------------------------------------------------------------
  Metals and Minerals - 3.9%
    AK Steel Holdings Corp., 9.125s, 2006                               $   300       $   304,500
    Alaska Steel Corp., 7.875s, 2009                                         75            70,688
    Algoma Steel, Inc., 12.375s, 2005                                       265           248,437
    Commonwealth Aluminum Corp., 10.75s, 2006                               225           225,563
    Doe Run Resources Corp., 11.25s, 2005                                   150           139,500
    Jorgensen (Earle M.) Co., 9.5s, 2005                                    300           287,250
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                           50            49,500
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                         100           100,250
    Keystone Consolidated Industries, Inc., 9.625s, 2007                     10             9,075
    LTV Corp., 11.75s, 2009##                                               250           260,000
    Metal Management, Inc., 10s, 2008                                       135           103,275
    NS Group, Inc., 13.5s, 2003                                             125           128,750
    WCI Steel, Inc., 10s, 2004                                              330           339,075
                                                                                      -----------
                                                                                      $ 2,265,863
-------------------------------------------------------------------------------------------------
  Retail - 2.5%
    Cole National Group, Inc., 8.625s, 2007                             $   225       $   161,438
    Duane Reade, Inc., 9.25s, 2008                                          425           415,437
    Finlay Enterprises, Inc., 9s, 2008                                      200           182,000
    Finlay Fine Jewelry Corp., 8.375s, 2008                                  75            69,375
    J Crew Group, Inc., 0s to 2002, 13.125s to 2008                          50            25,000
    J.Crew Operating Corp., 10.375s, 2007                                   410           348,500
    Musicland Group, Inc., 9.875s, 2008                                     300           271,500
                                                                                      -----------
                                                                                      $ 1,473,250
-------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                  $   140       $    29,400
    Jitney-Jungle Stores of America, Inc., 10.375s, 2007**                   35               700
    Pathmark Stores, Inc., 11.625s, 2002                                    175            57,750
                                                                                      -----------
                                                                                      $    87,850
-------------------------------------------------------------------------------------------------
  Telecommunications - 18.5%
    Adelphia Communications Corp., 9.375s, 2009                         $   105       $   103,163
    Allegiance Telecommunications, Inc., 0s to 2003, 11.75s to 2008         300           214,125
    Allegiance Telecommunications, Inc., 12.875s, 2008                      125           141,250
    American Celluar Corp., 10.5s, 2008                                     150           166,125
    AMSC Acquisition Co., Inc., 12.25s, 2008                                110            86,625
    Centennial Cellular Operating Co., 10.75s, 2008                         250           268,750
    Crown Castle International Corp., 9s, 2011                              625           615,625
    Exodus Communications, Inc., 11.25s, 2008                               300           311,250
    Exodus Communications, Inc., 10.75s, 2009##                             300           305,250
    GCI, Inc., 9.75s, 2007                                                  300           275,250
    Global Crossings Holdings Ltd., 9.625s, 2008                            375           374,062
    Hyperion Telecommunication, Inc., 12s, 2007                             300           316,500
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                           475           358,625
    Intermedia Communications, Inc., 8.875s, 2007                           375           348,750
    Intermedia Communications, Inc., 0s to 2002, 11.25 to 2007              150           110,250
    ITC Deltacom, Inc., 11s, 2007                                           111           116,550
    ITC Deltacom, Inc., 9.75s, 2008                                         360           363,600
    Level 3 Communications, Inc., 9.125s, 2008                              710           670,950
    Metromedia Fiber Network, Inc., 10s, 2008                               680           695,300
    MJD Communications, Inc., 9.5s, 2008                                    190           175,037
    Nextel Communications, Inc., 0s to 1999, 9.75s to 2004                  160           164,800
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007                   50            35,625
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                  585           410,962
    Nextel International, Inc., 0s to 2003, 12.125 to 2008                  385           227,150
    Nextlink Communications, Inc., 9.625s, 2007                              25            24,562
    Nextlink Communications, Inc., 10.75s, 2009                             560           576,800
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009               175           107,625
    Northeast Optic Network, 12.75s, 2008                                   100           107,000
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008                     100            35,000
    PSINET, Inc., 10.5s, 2006##                                             250           252,500
    PSINET, Inc., 11s, 2009                                                 425           437,750
    RCN Corp., 10.125s, 2010                                                105           104,738
    Rural Cellular Corp., 9.625s, 2008                                      100           102,750
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008                     175           104,563
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                  625           332,031
    Time Warner Telecommunications LLC, 9.75s, 2008                         325           333,125
    Triton PCS, Inc., 0s to 2003, 11s to 2008                               225           159,188
    U.S. Unwired, Inc., 0s to 2004, 13.375s to 2009##                        40            23,400
    Verio, Inc., 10.375s, 2005                                               50            50,500
    Verio, Inc., 10.625s, 2009##                                            150           153,750
    Viatel, Inc., 11.25s, 2008                                              100            99,500
    Viatel, Inc. 0s to 2003, 12.5s to 2008                                  150            93,750
    Voicestream Wire, 10.375s, 2009##                                       625           643,750
    Western Wireless Corp., 10.5s, 2007                                     200           213,500
                                                                                      -----------
                                                                                      $10,811,356
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    El Paso Electric Co., 8.9s, 2006                                   $     75       $    78,025
    International Utility Structures, 10.75s, 2008                          235           195,637
                                                                                      -----------
                                                                                      $   273,662
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $45,933,458
-------------------------------------------------------------------------------------------------
Foreign Bonds - 12.6%
  Bermuda - 0.3%
    Globenet Communications Group, 13s, 2007## (Telecommunications)     $   180       $   183,375
-------------------------------------------------------------------------------------------------
  Canada - 1.5%
    Metronet Communications Corp., 0s to 2002, 10.75s to
      2007 (Telecommunications)                                         $   320       $   270,608
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                     165           126,638
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007 (Telecommunications)                                   275           167,406
    Worldwide Fiber, Inc., 12s, 2009 (Telecommunications)##                 300           309,750
                                                                                      -----------
                                                                                      $   874,402
-------------------------------------------------------------------------------------------------
  Greece - 0.1%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Product)                                                $     60       $    54,000
-------------------------------------------------------------------------------------------------
  Ireland - 1.1%
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007 (Telecommunications)  $   500       $   415,000
    Esat Telecom Group PLC, 11.875s, 2008 (Telecommunications)              200           222,500
                                                                                      -----------
                                                                                      $   637,500
-------------------------------------------------------------------------------------------------
  Luxembourg - 1.2%
    Millicom International Cellular Communications Corp., 0s to 2001,
      13.5s to 2006 (Telecommunications)                                $   355       $   292,875
    PTC International Finance II SA, 11.25s, 2009
      (Telecommunications)##                                                385           396,550
                                                                                      -----------
                                                                                      $   689,425
-------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                              $   240       $   163,200
-------------------------------------------------------------------------------------------------
  Netherlands - 3.0%
    Completel Europe NV, 0s to 2004, 14s to 2009
      (Telecommunications)                                              $   300       $   171,000
    Hermes Europe Railtel BV, 10.375s, 2009 (Telecommunications)            350           346,500
    Kappa Beheer BV, 10.625s, 2009 (Container, Forest and
      Paper Products)##                                                     450           471,375
    Tele Europe B.V., 13s, 2009 (Telecommunications)                        275           288,750
    United Pan Europe, 10.875s, 2009 (Media)##                              500           511,250
                                                                                      -----------
                                                                                      $ 1,788,875
-------------------------------------------------------------------------------------------------
  United Kingdom - 5.1%
    Colt Telecommunications Group PLC, 0s to 2001, 12s to
      2006 (Telecommunications)                                         $   560       $   492,800
    Dialog Corp. PLC, 11s, 2007 (Telecommunications)                        200           104,000
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Media)                                                 10             9,450
    Dolphin Telecom PLC, 0s to 2003, 11.50 to 2008
      (Telecommunications)                                                  475           234,531
    Dolphin Telecom PLC, 0s to 2004, 14s to 2009
      (Telecommunications)                                                  150            68,625
    Energis PLC, 9.75s, 2009 (Telecommunications)                           300           311,250
    Espirit Telecom Group PLC, 10.875s, 2008
      (Telecommunications)                                                  200           198,000
    Jazztel PLC, 13.25s, 2009 (Telecommunications)##                   EUR  175           178,886
    Jazztel PLC, 14s, 2009 (Telecommunications)                         $   365           375,950
    Ono Finance PLC, 13s, 2009 (Media)                                      525           540,750
    Telewest Communications PLC, 0s to 2004, 9.25s to
      2009 (Media)##                                                        425           276,250
    Telewest PLC, 9.625s, 2006 (Media)                                      225           228,938
                                                                                      -----------
                                                                                      $ 3,019,430
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 7,410,207
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $56,531,169)                                            $53,343,665
-------------------------------------------------------------------------------------------------
Stocks - 0.2%
-------------------------------------------------------------------------------------------------
                                                                         SHARES
-------------------------------------------------------------------------------------------------
  Media - 0.1%
    Ono Finance PLC*                                                        525       $    47,250
-------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Completel Holdings LLC,"B"*##                                         3,000       $     3,000
    Viatel, Inc.*                                                         1,136            60,918
                                                                                      -----------
                                                                                      $    63,918
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $37,019)                                               $   111,168
-------------------------------------------------------------------------------------------------
Preferred Stocks - 1.5%
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14s#                                       149       $         0
-------------------------------------------------------------------------------------------------
  Media - 0.9%
    CSC Holdings, Inc., 11.125s#                                          1,340       $   145,390
    Primedia, Inc., 8.625s                                                2,650           243,800
    Primedia, Inc., 10s                                                   1,500           147,375
                                                                                      -----------
                                                                                      $   536,565
-------------------------------------------------------------------------------------------------
  Supermarkets
    Supermarkets General Holdings Corp.#                                  1,500       $     5,625
-------------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
    Global Crossings Holdings Ltd., 10.5s#                                1,150       $   115,575
    Rural Cellular Corp., 11.375s#                                          235           240,875
                                                                                      -----------
                                                                                      $   356,450
-------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $960,807)                                    $   898,640
-------------------------------------------------------------------------------------------------

Warrants - 0.9%
    Allegiance Telecommunications, Inc.
      (Telecommunications)*                                                 200       $     1,800
    American Mobile Satellite Corp.
      (Telecommunications)*##                                               110             4,400
    Colt Telecommunications Group PLC
      (Telecommunications)*##                                                71           111,182
    DTI Holdings, Inc. (Telecommunications)*                              1,250                13
    Esat Holdings Ltd. (Telecommunications)*##                              500            35,000
    Jazztel PLC (Telecommunications)*##                                   1,325           232,170
    Loral Orion Network Systems, Inc. (Telecommunications)*                 100               800
    Loral Orion Network Systems, Inc. (Telecommunications)*                 200             3,600
    McCaw International Ltd. (Telecommunications)*##                        175             1,400
    Renaissance Cosmetics, Inc. (Consumer Goods and Services)*              129                 0
    Versatel Telecom B.V. (Telecommunications)*                             350           140,000
-------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $48,946)                                             $   530,365
-------------------------------------------------------------------------------------------------
Convertible Bond - 0.1%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    Total Renal Care Holdings, Inc., 7s, 2009##
      (Identified Cost, $33,151)                                       $     50       $    31,250
-------------------------------------------------------------------------------------------------
Bond Units - 1.3%
-------------------------------------------------------------------------------------------------
Foreign Bond Units - 1.2%
  Canada - 0.3%
    Russel Metals, Inc., 10s, 2009 (Metals and Minerals)                $   175       $   174,125
-------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                                              $   475       $   505,875
-------------------------------------------------------------------------------------------------
Total Foreign Bonds Units                                                             $   680,000
-------------------------------------------------------------------------------------------------
U.S. Bond Unit
  Telecommunications - 0.1%
    DTI Holdings, Inc. 0s to 2003, 12.5s to 2008                        $   250       $    90,000
-------------------------------------------------------------------------------------------------
Total Bond Units (Identified Cost, $812,198)                                          $   770,000
-------------------------------------------------------------------------------------------------
Short-Term Obligation - 2.9%
-------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00, at
      Amortized Cost                                                      1,690       $ 1,689,859
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $60,113,149)                                      $57,374,947
Other Assets, Less Liabilities - 2.1%                                                   1,221,413
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $58,596,360
-------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security-in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the direction of the trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than U.S. Dollar. A list of abbreviations is shown below.
EUR=EURO
GBP=British Pounds

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $60,113,149)             $ 57,374,947
  Cash                                                                    2,464
  Net receivable for forward currency exchange contracts
    subject to master netting agreements                                  2,526
  Receivable for Series shares sold                                     103,049
  Interest receivable                                                 1,178,700
  Deferred organization expenses                                          1,046
  Other assets                                                              197
                                                                   ------------
      Total assets                                                 $ 58,662,929
                                                                   ------------
Liabilities:
  Payable for Series shares reacquired                             $     64,815
  Payable to affiliate for management fee                                 1,208
  Accrued expenses and other liabilities                                    546
                                                                   ------------
      Total liabilities                                            $     66,569
                                                                   ------------
Net assets                                                         $ 58,596,360
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 58,024,985
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (2,735,679)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,232,218)
  Accumulated undistributed net investment income                     4,539,272
                                                                   ------------
      Total                                                        $ 58,596,360
                                                                   ============
Shares of beneficial interest outstanding                            5,099,544
                                                                     =========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)             $11.49
                                                                       ======
See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                       $  4,993,736
    Dividends                                                            49,895
                                                                   ------------
      Total investment income                                      $  5,043,631
                                                                   ------------

  Expenses -
    Management fee                                                 $    380,337
    Trustees' compensation                                                2,431
    Shareholder servicing agent fee                                      17,733
    Administrative fee                                                    6,377
    Custodian fee                                                        21,771
    Printing                                                             14,656
    Postage                                                                   6
    Auditing fees                                                        38,829
    Legal fees                                                            2,974
    Amortization of organization expenses                                 1,837
    Miscellaneous                                                         5,016
                                                                   ------------
      Total expenses                                               $    491,967
    Fees paid indirectly                                                 (7,200)
    Reimbursement of expenses to investment adviser                      22,349
                                                                   ------------
      Net expenses                                                 $    507,116
                                                                   ------------
        Net investment income                                      $  4,536,515
                                                                   ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $   (932,838)
    Foreign currency transactions                                        (1,076)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $   (933,914)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $   (570,897)
    Translation of assets and liabilities in foreign currencies           2,523
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $   (568,374)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $ (1,502,288)
                                                                   ------------
          Increase in net assets from operations                   $  3,034,227
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                     1999           1998
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                             $  4,536,515   $  3,264,771
  Net realized loss on investments and foreign
    currency transactions                               (933,914)      (260,575)
  Net unrealized loss on investments and foreign
    currency translation                                (568,374)    (2,913,850)
                                                    ------------   ------------
    Increase in net assets from operations          $  3,034,227   $     90,346
                                                    ------------   ------------
Distributions declared to shareholders -
  From net investment income                        $ (3,290,275)  $ (1,834,167)
  From net realized gain on investments and foreign
    currency transactions                                   --         (624,907)
  In excess of net realized gain on investments and
    foreign currency transactions                           --           (4,172)
                                                    ------------   ------------
    Total distributions declared to shareholders    $ (3,290,275)  $ (2,463,246)
                                                    ------------   ------------
Net increase in net assets from Series share
  transactions                                      $ 15,961,920   $ 14,601,822
                                                    ------------   ------------
      Total increase in net assets                  $ 15,705,872   $ 12,228,922
Net assets:
  At beginning of period                              42,890,488     30,661,566
                                                    ------------   ------------
  At end of period (including accumulated
    undistributed net investment income of
    $4,539,272 and $3,265,109, respectively)        $ 58,596,360   $ 42,890,488
                                                    ============   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                         PERIOD ENDED
                                             -------------------------------------------------------------       DECEMBER 31,
                                                1999              1998              1997              1996              1995*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $11.53            $12.34            $10.87            $10.29             $10.00
                                              ------            ------            ------            ------             ------
Income from investment operations# -
  Net investment income(S)                    $ 1.03            $ 1.04            $ 0.95            $ 0.89             $ 0.34
  Net realized and unrealized gain (loss)
    on investments and foreign currency        (0.28)            (1.02)             0.52              0.32               0.18
                                              ------            ------            ------            ------             ------
      Total from investment
        operations                            $ 0.75            $ 0.02            $ 1.47            $ 1.21             $ 0.52
                                              ------            ------            ------            ------             ------
Less distributions declared to shareholders -
  From net investment income                  $(0.79)           $(0.62)           $ --              $(0.53)            $(0.23)
  From net realized gain on investments
    and foreign currency transactions           --               (0.21)             --               (0.10)              --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                --               (0.00)+++          --                --                 --
                                              ------            ------            ------            ------             ------
      Total distributions declared to
        shareholders                          $(0.79)           $(0.83)           $ --              $(0.63)            $(0.23)
                                              ------            ------            ------            ------             ------
Net asset value - end of period               $11.49            $11.53            $12.34            $10.87             $10.29
                                              ======            ======            ======            ======             ======
Total return                                   6.44%           (0.18)%            13.52%            11.80%              5.25%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                   1.01%             1.03%             1.01%             1.01%              1.03%+
  Net investment income                        8.95%             8.67%             8.17%             8.18%              8.17%+
Portfolio turnover                               76%              146%              139%              135%                32%
Net assets at end of period (000
  Omitted)                                   $58,596           $42,890           $30,662           $12,994             $1,946

(S) Subject to reimbursement by the Series', MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the Series operating expenses, exclusive of management fees. In consideration, the Series pays MFS a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

      Net investment income                   $ 1.03            $ 1.05            $ 0.93            $ 0.82             $ 0.20
      Ratios (to average net assets):
        Expenses##                             0.97%             0.96%             1.15%             1.62%              4.38%+
        Net investment income                  8.99%             8.74%             8.03%             7.57%              4.82%+

  * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Income Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1999, there were 19 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1999, $27,923 was reclassified from accumulated net realized loss on investments and foreign currency transactions to accumulated undistributed net investment income due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

At December 31, 1999, the Series, for federal income tax purposes, had a capital loss carryforward of $1,210,426 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2006, ($267,151) and December 31, 2007, ($943,275).

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1999, aggregate unreimbursed expenses amounted to $46,045.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated, $55,017,464 and $36,040,052, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $60,134,942
                                                                  -----------
Gross unrealized appreciation                                     $ 1,229,424
Gross unrealized depreciation                                      (3,989,419)
                                                                  -----------
    Net unrealized depreciation                                   $(2,759,995)
                                                                  ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                       YEAR ENDED DECEMBER 31, 1999        YEAR ENDED DECEMBER 31, 1998
                                      -----------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            4,012,796      $  46,215,103        3,654,161      $  43,579,726
Shares issued to shareholders in
  reinvestment of distributions          285,119          3,290,270          204,758          2,463,244
Shares reacquired                     (2,918,323)       (33,543,453)      (2,623,755)       (31,441,148)
                                       ---------      -------------        ---------      -------------
    Net increase                       1,379,592      $  15,961,920        1,235,164      $  14,601,822
                                       =========      =============        =========      =============

(6) Line of Credit
The Series and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1999, was $371. The Series had no significant borrowings during the year.

(7) Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
At December 31, 1999, forward foreign currency purchases and sales under master netting agreements amounted to a receivable of $2,526 with Deutsche Bank.

At December 31, 1999, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1999, the Series owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

DESCRIPTION                                               DATE OF ACQUISITION        PRINCIPAL AMOUNT           COST          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust, 10.875s, 2019                          3/13/1996                  75,000        $75,000        $64,921

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities of MFS High Income Series (the Series) (one of the series constituting the MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Series as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 3, 2000

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at WWW.MFS.COM, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                VHI-2 02/00 22M